Exhibit 10.15

FIRST AMENDMENT AGREEMENT

This FIRST AMENDMENT AGREEMENT (this “Amendment”) is made as of January 23, 2023 among:

(a) AVIDXCHANGE, INC., a Delaware corporation (“Avid”, together with each Domestic Subsidiary Borrower party hereto (if any), collectively, as the “Borrowers” and, individually, each a “Borrower”);

(b) MUFG BANK, LTD., as joint lead arranger and joint bookrunner and as an Additional Lender, as defined in the Credit Agreement, as hereinafter defined (“MUFG”);

(c) TEXAS CAPITAL BANK, as an Additional Lender (“Texas Capital” and, together with MUFG, collectively, as the “First Amendment Additional Lenders” and, individually, each a “First Amendment Additional Lender”), and TCBI Securities dba Texas Capital Securities, as joint lead arranger and joint bookrunner; and

(d) KEYBANK NATIONAL ASSOCIATION, a national banking association, as the administrative agent for the Lenders under the Credit Agreement (the “Administrative Agent”), the Issuing Lender and a Lender.

WHEREAS, the Borrowers, the Administrative Agent and the Lenders are parties to that certain Credit and Security Agreement, dated as of December 29, 2022, all upon certain terms and conditions (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrowers desire to increase the Revolving Amount by an aggregate amount of Twenty Million Dollars ($20,000,000) through the exercise of the accordion feature set forth in Section 2.10(b) of the Credit Agreement (the “Partial Exercise of Accordion”), which Additional Commitments are being provided by each First Amendment Additional Lender;

WHEREAS, pursuant to Section 2.10(b) of the Credit Agreement, this Amendment shall memorialize the Partial Exercise of Accordion, and become effective upon execution by the Borrowers, the Administrative Agent and the Lenders (including the First Amendment Additional Lenders);

WHEREAS, KeyBank National Association, in its capacity as a Lender (“KeyBank”), desires to assign, (a) to MUFG, a portion of its Term Loan Commitment in an aggregate amount equal to $18,815,789.47, and (b) to Texas Capital, a portion of its Term Loan Commitment in an aggregate amount equal to $18,815,789.47 (collectively, the rights and obligations sold and assigned by KeyBank to the First Amendment Additional Lenders pursuant to this Amendment being referred to herein as the “Assigned Interests” and, with respect to each First Amendment Additional Lender, its respective “Assigned Interest”);

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment (the “Effective Date”);

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the Administrative Agent and the Lenders agree as follows:

1. Amendments to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to delete the definition of “Letter of Credit Commitment” and “Revolving Amount” therefrom and to insert in place thereof, respectively, the following:

“Letter of Credit Commitment” means the commitment of the Issuing Lender, on behalf of the Revolving Lenders, to issue Letters of Credit in an aggregate face amount of up to Thirty Million Dollars ($30,000,000).

“Revolving Amount” means Thirty Million Dollars ($30,000,000), as such amount may be increased pursuant to Section 2.10(b) hereof, or decreased pursuant to Section 2.10(a) hereof.

2. Amendment to Amendment, Waivers and Consents Provisions. Section 12.3(b)(i) of the Credit Agreement is hereby amended to delete subpart (F) therefrom and to insert in place thereof the following:

(F) without the unanimous consent of the Lenders, (i) release any Borrower or any Guarantor of Payment, (ii) release or subordinate any material amount of collateral securing the Secured Obligations, or (iii) contractually subordinate the Secured Obligations, in each case except in connection with a transaction specifically permitted hereunder,

3. Partial Exercise of Accordion. The Borrowers hereby acknowledge and agree with the Administrative Agent that, immediately after giving effect to this Amendment, the remaining aggregate amount of increases in the Total Commitment Amount that may be requested by the Administrative Borrower, on behalf of the Borrowers, pursuant to Section 2.10(b) of the Credit Agreement shall not exceed Fifty Million Dollars ($50,000,000).

4. Amendment to Schedule 1. The Credit Agreement is hereby amended to delete Schedule 1 (Commitments of Lenders) therefrom and to insert in place thereof a new Schedule 1 in the form of Schedule 1 hereto.

5. Closing Deliveries. Concurrently with the execution of this Amendment, the Borrowers shall:

(a) deliver to the Administrative Agent, for delivery to each requesting Lender, a Revolving Credit Note and a Term Note in the amount specified in Schedule 1 to the Credit Agreement (after giving effect to this Amendment);

(b) pay to the Administrative Agent, for its sole account and the account of the Lenders, the fees stated in the Administrative Agent Fee Letter (as defined in the Credit Agreement);

(c) cause each Guarantor of Payment to execute the attached Guarantor Acknowledgment and Agreement; and

(d) pay all legal fees and expenses and other fees of the Administrative Agent in connection with this Amendment and any other Loan Documents, in each case, to the extent invoiced to the Administrative Agent not later than one Business Day prior to the Effective Date.

6. Reallocation of Outstanding Amounts. On the Effective Date, the Lenders shall make adjustments among themselves with respect to the Loans then outstanding and amounts of principal with respect thereto as shall be necessary, in the opinion of the Administrative Agent, in order to reallocate among such Lenders such outstanding amounts based on the revised Commitments as set forth in the revised Schedule 1 hereto.

7. Assignment. For an agreed consideration, KeyBank hereby irrevocably sells and assigns to each First Amendment Additional Lender, and each First Amendment Additional Lender hereby irrevocably purchases and assumes from KeyBank, subject to and in accordance with the Standard Terms and Conditions set forth in Annex 1 attached hereto and the Credit Agreement, (a) all of KeyBank’s rights and obligations as Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto, in each case to the extent related to such First Amendment Additional Lender’s Assigned Interest, and (b) to the extent permitted to be assigned under applicable Law, all claims, suits, causes of action and any other right of KeyBank (in its capacity as Lender) against any Person, in each case related to such First Amendment Additional Lender’s Assigned Interests, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned related to such Assigned Interests. Each such sale and assignment is without recourse to KeyBank and, except as expressly provided in this Amendment, without representation or warranty by KeyBank.

8. MUFG and Texas Capital as Lenders. By executing this Amendment, each First Amendment Additional Lender represents and warrants to the Borrowers, the Administrative Agent and the Lenders that (a) it is able to fund the Loans and participate in the Letters of Credit as required by the Credit Agreement; and (b) it has reviewed each of the Loan Documents. Each First Amendment Additional Lender appoints the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof. On the Effective Date, after execution of this

Amendment, each First Amendment Additional Lender shall become and thereafter be deemed to be a “Lender”, a “Revolving Lender” and a “Term Lender” for the purposes of the Credit Agreement and the other Loan Documents, and shall be bound thereby as if it were an original signatory thereto. All notices, requests, demands and other communications provided for under the Credit Agreement to such First Amendment Additional Lender, mailed or delivered to it, shall be addressed to it at the address specified on the signature pages of this Amendment, or at such other address as shall be designated by such First Amendment Additional Lender in a written notice to each of the other parties.

9. Representations and Warranties. The Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that (a) the Borrowers have the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrowers with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrowers and the performance and observance by the Borrowers of the provisions hereof do not conflict with, result in a breach in any of the provisions of, constitute a default under, or result in the creation of a Lien (other than Liens permitted under Section 5.9 of the Credit Agreement) upon any assets or property of any Credit Party under the provisions of, such Company’s Organizational Documents or any material agreement to which such Company is a party; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects (or, as to any representations and warranties which are subject to a materiality or Material Adverse Effect qualifier, true and correct in all respects) as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects (or, as to any representations and warranties which are subject to a materiality or Material Adverse Effect qualifier, true and correct in all respects) as of such earlier date); and (f) this Amendment constitutes a valid and binding obligation of the Borrowers in every respect, enforceable in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles (regardless of, whether enforcement is sought in equity or at law).

10. Waiver and Release. The Borrowers, by signing below, hereby waive and release the Administrative Agent, and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries (each, a “Released Person”), from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent (each, a “Claim”), of which the Borrowers are aware or should be aware on the date of this Amendment, for or because of any matter or thing done, omitted or suffered to be done or omitted by any of the Released Persons that both (a) occurred prior to or on the date of this Amendment and (b) is on account of or in any way concerning, arising out of or founded upon the Credit Agreement or any other Loan Document; provided however, that the above release shall not apply to any Claim due to gross negligence or willful misconduct of any Released Person; provided, further, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

11. References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

12. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

13. Notices. The notice address for each First Amendment Additional Lender as set forth on the signature pages of this Amendment shall be the notice address of such First Amendment Additional Lender for purposes of Section 12.4 of the Credit Agreement.

14. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

15. Severability. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

16. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of New York.

[Remainder of page intentionally left blank.]

4871-3733-9207.8

JURY TRIAL WAIVER. THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

AVIDXCHANGE, INC. By:/s/ Ryan Stahl Ryan Stahl Secretary
KEYBANK NATIONAL ASSOCIATION as the Administrative Agent, Issuing Lender, and as a Lender By:/s/ Geoff Smith Geoff Smith Senior Vice President

Signature Page to

First Amendment Agreement

Address: 1251 Avenue of the Americas New York, NY 10020-1104 Attention: Noreen Lee	MUFG BANK, LTD. By:/s/ Marie Alava Name: Marie Alava Title: Director

Signature Page to

First Amendment Agreement

Address: 1330 Post Oak Blvd., Suite 1600 Houston, TX 77056 Attention: Brittany Underwood	TEXAS CAPITAL BANK By:/s/ Brittany Underwood Name: Brittany Underwood Title: Senior Vice President

Signature Page to

First Amendment Agreement

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing First Amendment Agreement dated as of January 23, 2023. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned, by signing below, hereby waive and release the Administrative Agent, and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries (each, a “Released Person”), from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent (each, a “Claim”), of which the undersigned are aware or should be aware on the date of the foregoing First Amendment Agreement, for or because of any matter or thing done, omitted or suffered to be done or omitted by any of the Released Persons that both (a) occurred prior to or on the date of the foregoing First Amendment Agreement and (b) is on account of or in any way concerning, arising out of or founded upon the Credit Agreement or any other Loan Document; provided however, that the above release shall not apply to any Claim due to gross negligence or willful misconduct of any Released Person; provided, further, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWERS, THE ADMINISTRATIVE AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTOR ACKNOWLEDGMENT AND AGREEMENT, THE AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

Signature Page to

Guarantor Acknowledgment and Agreement

AFV HOLDINGS II, LLC

AFV HOLDINGS ONE, INC.

AO HOLDING CO.

AVIDXCHANGE FINANCIAL SERVICES,

   INC.

AVIDXCHANGE HOLDINGS, INC.

BTS ALLIANCE, LLC

CORE ASSOCIATES, LLC

FASTPAY PAYMENT TECHNOLOGIES

   INC.

FPP ENTERPRISE LLC

FP SERVICES INC.

OAK HC/FT FPP BLOCKER CORP.

STRONGROOM SOLUTIONS, INC

By:/s/ Ryan Stahl

Ryan Stahl

Secretary

Signature Page to

Guarantor Acknowledgment and Agreement

SCHEDULE 1

COMMITMENTS OF LENDERS

LENDERS	REVOLVING CREDIT COMMITMENT PERCENTAGE	REVOLVING CREDIT COMMITMENT AMOUNT	TERM LOAN COMMITMENT PERCENTAGE	TERM LOAN COMMITMENT AMOUNT	MAXIMUM AMOUNT
KeyBank National Association	42.10526313333330%	$12,631,578.94	42.10526316923080%	$27,368,421.06	$40,000,000.00
MUFG Bank, Ltd.	28.94736843333330%	$8,684,210.53	28.94736841538460%	$18,815,789.47	$27,500,000.00
Texas Capital Bank	28.94736843333330%	$8,684,210.53	28.94736841538460%	$18,815,789.47	$27,500,000.00
Total Commitment Amount	100.00%	$30,000,000.00	100.00%	$65,000,000.00	$95,000,000.00

S-1

ANNEX 1

STANDARD TERMS AND CONDITIONS

1. Representations and Warranties.

1.1 Assignor. KeyBank (a) represents and warrants that (i) it is the legal and beneficial owner of the relevant Assigned Interest, (ii) such Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby, and (iv) it is not a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrowers, any of their respective Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by the Borrowers, any of their respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignees. Each First Amendment Additional Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 12.9 of the Credit Agreement (subject to such consents, if any, as may be required thereunder), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the relevant Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.3 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and to purchase such Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to purchase such Assigned Interest, and (vii) if it is a Foreign Lender, attached to this Amendment is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such First Amendment Additional Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

A-1

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of each Assigned Interest (including payments of principal, interest, fees and other amounts) to KeyBank for amounts which have accrued to but excluding the Effective Date and to the relevant First Amendment Additional Lender for amounts which have accrued from and after the Effective Date.

A-2